Exhibit 99.22

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-L

KEY PERFORMANCE FACTORS
APRIL, 1998



        Expected B Maturity                                       12/15/99


        Blended Coupon                                          5.7074%



        Excess Protection Level
          3 Month Average  5.59%
          April, 1998  6.03%
          March, 1998  5.97%
          February, 1998  4.76%


        Cash Yield                                  18.70%


        Investor Charge Offs                        4.96%


        Base Rate                                   7.71%


        Over 35 Day Delinquency                     5.03%


        Seller's Interest                           14.63%


        Total Payment Rate                          14.61%


        Total Principal Balance                     $ 35,947,972,379.88


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 5,259,577,861.39